UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2024

CITRINE GLOBAL, CORP.

Delaware	000-55680	68-0080601
(State or Other Jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

5 Golden Beach, Caesarea, Israel	4655102
(Address of Principal Executive Offices)	(Area Code)

+ (972) 9 855 1422

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 2, 2024, Citrine Global, Corp. (“Citrine Global”) and X Group Fund of Funds Limited Partnership formed under the laws of Michigan (“X Group”) entered into a term sheet agreement-in-principle pursuant to which the X Group agreed to purchase, and Citrine Global agreed to sell, units of Citrine Global’s securities where each unit (each a “Unit”) is comprised of (i) one (1) share of common stock and (ii) a warrant, exercisable through the earlier of December 31, 2024 or such time as Citrine Global is cleared for listing on a U.S. National exchange, to purchase an additional one share of common stock at a per share exercise price of $0.01. The warrant instrument will include a standard cashless exercise provision The purchase price per Unit is $0.01 for an aggregate purchase price of $250,000 which is payable as follows: (i) $100,000 by no later than August 31, 2024 and (ii) $150,000 by no later than September 30, 2024. In consideration of $250,000 Initial Investment, investor Group will be entitled to 25,000,000 shares of Citrine Global’s common stock.

The parties also agreed that upon completing of the investment, X Group will be entitled to recommend two (2) additional director nominees who meet US Exchange standards to the board of directors of Citrine Global for its consideration. Subject to completion of the investment, X Group or an affiliate thereof shall enter into a consulting agreement with Citrine Global in consideration of 25,000,000 shares of common stock Citrine Global, with such vesting schedule as the parties shall the agree.

The parties agreed that within 30 days of the advance of the $100,000 they will prepare and execute full definitive agreement incorporating the terms in the agreement-in principle.

Citrine Global intends to utilize part of the proceeds to prepare and file its required periodic filings.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

citrine global, CORP.

Date: August 8, 2024	By:	/s/ Ora Elharar Soffer
	Name:	Ora Elharar Soffer
	Title:	Chairperson of the Board and CEO